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                                                                  EXHIBIT 10.4.1
                                                                      APPENDIX A
                                                                           FINAL
                                                                         6/19/97

                           SECOND AMENDED AND RESTATED
                         CATALINA MARKETING CORPORATION
                             1989 STOCK OPTION PLAN*


              1.      PURPOSE.

                      The Plan is intended to provide incentive to key employees and directors of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation, and to attract new employees and directors with outstanding qualifications.

              2.      DEFINITIONS.

                      Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates otherwise.

                      (a) "Act" shall mean the Securities Act of 1933, as amended.

                      (b) "Administrator" shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

                      (c) "Board" shall mean the Board of Directors of the Corporation.

                      (d) "Cause" in respect of an Optionee shall mean the dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, conviction or confession of a crime punishable by law (except misdemeanor violations), or engaging in practices contrary to stock "insider trading" policies of the Corporation, by such Optionee in each case as determined by the Administrator, with such determination to be conclusive and binding on such affected Optionee and all other persons.

                      (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

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*             Amended and Restated to include revisions adopted
January 28, 1992, April 19, 1994, April 30, 1996 and April
22, 1997.


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                      (f)      "Committee" shall mean the committee
appointed by the Board in accordance with Section 4 of the Plan.

                      (g) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Corporation.

                      (h) "Corporation" shall mean Catalina Marketing Corporation, a Delaware corporation, or any successor hereunder.

                      (i) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                      (j) "Disinterested Person" shall have the meaning assigned to this phrase in Rule 16b-3 of the Securities and Exchange Commission adopted under the Exchange Act.

                      (k) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

                      (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                      (m) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

                      (n) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows, without regard to any restriction other than a restriction which, by its terms, will never lapse:

                               (1)      If the Shares are traded on a nationally
recognized exchange or the National Market System (the "NMS") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the closing price as reported for composite transactions on the date of valuation or, if no sales occurred on that date, then the average of the highest bid and lowest ask prices on such exchange or the NMS at the end of the day on such date;

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                               (2)      If the Shares are not traded on an
exchange or the NMS but are otherwise traded over-the-counter, the average of the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the date of valuation, or, if on such day such security is not quoted in the NASDAQ system, the average of the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

                               (3)      If neither (1) nor (2) applies, the fair
market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

                      (o) "Good Reason" in respect of an Optionee shall mean the occurrence of any of the following events or conditions following a Terminating Transaction:

                               (1)      A change in the Optionee's status,
title, position or responsibilities (including reporting responsibilities) that represents a substantial reduction of the status, title, position or responsibilities in respect of the Corporation's business as in effect immediately prior thereto; the assignment to the Optionee of substantial duties or responsibilities that are inconsistent with such status, title, position or responsibilities; or any removal of the Optionee from or failure to reappoint or reelect the Optionee to any of such positions, except in connection with the termination of the Optionee's employment for Cause, for Disability or as a result of his or her death, or by the Optionee other than for Good Reason;

                               (2)      A reduction in the Optionee's annual
base salary;

                               (3)      The Corporation's requiring the Optionee
(without the Optionee's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Terminating Transaction, except for reasonably required travel on the Corporation's business that is not materially greater than such travel requirements prior to such Terminating Transaction;

                               (4)      The Corporation's failure to (i)
continue in effect any material compensation or benefit plan (or a reasonable replacement therefor) in which the Optionee was participating at the time of a Terminating Transaction,

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including, but not limited to the Plan, or (ii) provide the Optionee with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to a Terminating Transaction (or an in effect following the Terminating Transaction, if greater); or

                               (5)      Any material breach by the Corporation
of any provision of the Plan.

                      (p) "Incentive Stock Option" shall mean an option described in Section 422(b) of the Code.

                      (q) "Nonstatutory Stock Option" shall mean an option not described in Section 422(b) or 423(b) of the Code.

                      (r) "Option" shall mean any stock option granted pursuant to the Plan.

                      (s) "Option Profit" shall mean the amount (not less than zero) by which the Fair Market Value of a share of Common Stock subject to a Nonstatutory Stock Option on the date of a Participant's exercise of a Nonstatutory Stock Option exceeds the exercise price of such Nonstatutory Stock Option.

                      (t) "Optionee" shall mean a Participant who has received an Option.

                      (u) "Participant" shall have the meaning assigned to it in Section 5(a) hereof.

                      (v) "Plan" shall mean this Amended and Restated Catalina Marketing Corporation 1989 Stock Option Plan, as it may be amended from time to time.

                      (w)      "Purchase Price" shall mean the Exercise
Price times the number of Shares with respect to which an Option is exercised.

                      (x)      "Retirement" shall mean the voluntary
cessation of employment by an Employee at such time as may be specified in the then current personnel policies of the Corporation, in the sole discretion of the Administrator or, in lieu thereof, upon the attainment of age sixty-five
(65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

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                      (y)      "Share" shall mean one (1) share of Common
Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

                      (z) "Subsidiary" shall mean any subsidiary corporation as defined in Section 424(f) of the Code.

                      (aa) "Terminating Transaction" shall have the meaning assigned to it in Section 10 hereof.

              3.      EFFECTIVE DATE.

                      The Plan was adopted by the Board effective
April 26, 1989, subject to the approval of the Corporation's stockholders pursuant to Section 14 of the Plan, and amended effective January 28, 1992 and April 19, 1994, in each case subject to the approval of the Corporation's stockholders to the extent set forth in Sections 12 and 14 of the Plan.

              4.      ADMINISTRATION.

                      The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by the Committee. The Committee shall be appointed by the Board and shall consist of not less than three (3) members of the Board, none of whom shall be eligible to receive Options under the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by a unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

                      The Administrator shall from time to time at its discretion select the Employees who are to be granted Options, determine the number of Shares to be subject to Options to be granted to each Optionee and designate such Options as Incentive Stock Options or Nonstatutory Stock Options. A Committee or Board member shall in no event participate in any determination relating to Options held by or to be granted to such Board member. The interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted thereunder shall be final. No member of the Administrator shall be liable for any

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action or determination made in good faith with respect to the Plan or any
Option granted thereunder.

                      If the Common Stock is registered under Section 12 of the Exchange Act, then notwithstanding the first or second sentences of the immediately preceding paragraph, after such registration, selection of officers for participation and decisions concerning the timing, pricing and amount of an Option shall be made solely by the Board, if each member is a Disinterested Person, or by the Committee, each of the members of which is a Disinterested Person.

              5.      PARTICIPATION.

                      (a)      Eligibility.

                               The Optionees shall be such Employees (who
may be officers, whether or not they are directors) (collectively, "Participants"; individually a "Participant") as the Administrator may select subject to the terms and conditions of Section 5(b) below:

                      (b)      Ten-Percent Stockholders.

                               A Participant who owns more than ten percent
(10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) in the case of an Incentive Stock Option, such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

                      (c)      Stock Ownership.

                               For purposes of Section 5(b) above, in
determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (by whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option or any other option if (as of the time the Option or such other option is

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granted) the terms of such Option or other option provide that it will not be treated as an Incentive Stock Option, shall not be counted.

                      (d)      Outstanding Stock

                               For purposes of Section 5(b) above,
"outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

              6.      STOCK.

                      The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed two million two hundred fifty thousand (2,250,000).* Effective April 22, 1997, subject to stockholder approval, the number of Shares remaining for issuance hereunder has been increased by 1,250,000 Shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option or the Shares so reacquired may again be made subject to an Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein. Commencing April 1, 1994, no Person shall receive Options under the Plan relating to in excess of 300,000 Shares; provided, however, that any Options granted to an Optionee prior to such date are not affected by this limitation and do not count in determining whether an individual Optionee has received Options in excess of such limitation.

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* On July 15, 1996, a two-for-one split of the Corporation's Common Stock was effected. Pursuant to Section 10, the number of Shares covered by the Plan as reflected in Section 6 was adjusted to reflect such stock split such that the number of Shares remaining for issuance under the Plan as of July 15, 1996 was doubled. This adjustment is not reflected above.

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              7.      TERMS AND CONDITIONS OF OPTIONS.

                      (a)      Stock Option Agreements.

                               Options shall be evidenced by written stock
option agreements in such form as the Administrator shall from time to time determine. Such agreements need not be identical but shall comply with and be subject to the terms and conditions set forth below. No Option shall be effective until the applicable stock option agreement is executed by both parties thereto.

                      (b)      Optionee's Undertaking.

                               Each Optionee shall agree to remain in the
employ or service of the Corporation or a Subsidiary and to render services for a period as shall be determined by the Administrator, from the date of the granting of the Option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obligation to retain the Optionee in their employ or service for any period.

                      (c)      Number of Shares.

                               Each Option shall state the number of Shares
to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

                      (d)      Exercise Price.

                               Each Option shall state the Exercise Price.
The Exercise Price shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

                      (e)      Medium and Time of Payment.

                               The Purchase Price shall be payable in full
in United States dollars upon the exercise of the Option; provided, however, that if the applicable option agreement so provides, or the Administrator, in its sole discretion otherwise approves thereof, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum

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of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price.

                               In the event the Corporation determines that
it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee may be required to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Optionee, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of (i) and (ii) above. If the Common Stock is registered under
Section 12 of the Exchange Act and if the Optionee is an officer or director of the Corporation subject to Section 16(b) of the Exchange Act, an election under the preceding sentence may only be made during the period beginning on the third business day following the date of release of quarterly and annual summary statements of sales and earnings as provided by Rule 16b-3(e)(3)(iii) of the Securities and Exchange Commission and ending on the twelfth business day following such date. The election need not be made during the ten day window period if counsel to the Corporation determines that compliance with such requirement is unnecessary.

                               If the Corporation is required to register
under Section 207.3 of Regulation G of the Board of Governors of the Federal Reserve System (Title 12 Code of Federal Regulations Part 207), then so long as such registration is in effect, the credit extended by the Corporation to an Optionee for the purpose of paying the Purchase Price shall conform to the requirements of such Regulation G.

                               Upon a duly made deferral election by an
Optionee eligible to participate under the Corporation's Deferred Compensation Plan, Shares otherwise issuable to the Optionee upon the exercise of a Nonstatutory Stock Option and payment of the Purchase Price by the surrender of Shares in accordance with the first paragraph of this Section 7(e), will not be delivered to the Optionee. In lieu of delivery of such Shares, the Common Stock Account of the Optionee maintained pursuant to the Corporation's Deferred Compensation Plan shall be credited with a number of stock units having a value, calculated pursuant to such plan,

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equal to the Option Profit associated with the exercised Nonstatutory Stock
Option. Such deferral of Option Profit under the Corporation's Deferred Compensation Plan is available to Optionees only if the Shares surrendered in payment of the Purchase Price upon the exercise of a Nonstatutory Stock Option have been held by the Optionee for at least six months.

                      (f)      Term and Nontransferability of Options.

                               Each Option shall state the time or times
when all or part thereof becomes exercisable; provided, however, that no Option shall become exercisable prior to one (1) year following the grant thereof. No Option shall be exercisable after the expiration of six (6) years (or less, in the discretion of the Administrator) from the date it was granted, and no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years (or less, in the discretion of the Administrators) from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

                               If the Common Stock is registered under
Section 12 of the Exchange Act, all Options granted thereafter to an officer of the Corporation shall be subject to the limitation that such Options shall not be exercised within six months from the date of grant except that this limitation shall not apply in the event the death or Disability of the Optionee occurs prior to the expiration of the six-month period.

                      (g) Cessation of Employment (Except by Death, Disability or Retirement).

                               If an Optionee ceases to be an Employee for
any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within ninety (90) days (or such shorter period as the Administrator may determine) after cessation of employment, but, except as otherwise provided in the applicable option agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and

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had not previously been exercised. The foregoing notwithstanding, a stock option agreement may, in the sole discretion of the Administrator, but need not, provide that the Option shall cease to be exercisable on the date of such cessation if such cessation arises by reason of termination for cause (as defined in the applicable stock option agreement) or if the Optionee upon cessation becomes an employee, director or consultant of a person or entity that the Administrator, in its sole discretion, determines is in direct competition with the Corporation.

                               For purposes of this Section 7(g) the
employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the ninetieth
(90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                               If the Common Stock is registered under
Section 12 of the Exchange Act, with respect to any Option held by an officer of the Corporation that was granted within six (6) months of a Change in Control (as hereinafter defined), and notwithstanding the ninety (90)-day exercise period referred to in the first paragraph of this subsection (g), if such Optionee ceases to be an Employee after such Change in Control, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise such Option at any time during the one month period immediately following the six (6)-month period commencing with the grant of such Option. For the purposes of this Section 7(g), a "Change in Control" shall be deemed to occur upon (i) the sale of all or substantially all of the assets of the Corporation, (ii) any person or group of persons acquiring the ownership or right to vote shares constituting greater than fifty percent (50%) of the outstanding capitalization of the Corporation or (iii) the consummation of a merger or consolidation of the Corporation where the stockholders of the Corporation immediately prior to such merger or consolidation do not own at least fifty percent (50%) of the voting equity (in terms of the right to vote for the election of directors) of the entity which is the surviving entity following such merger or consolidation.

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                      (h)      Death of Optionee.

                               If an Optionee dies while a Participant, or
after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within twelve (12) months (or such shorter period as the Administrator may determine) after the Optionee's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable option agreement, only to the extent that, at the date or death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable option agreement and had not previously been exercised.

                      (i)      Disability of Optionee.

                               If an Optionee ceases to be an Employee by
reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within twelve (12) months (or such shorter period as the Administrator may determine) after such cessation of employment, but, except as provided in the applicable option agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised.

                      (j)      Retirement of Optionee.

                               If an Optionee ceases to be an Employee by
reason of Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within ninety (90) days (or such longer or shorter period as the Administrator may determine) after cessation of employment, but only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised.

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                      (k)      Rights as a Stockholder.

                               An Optionee, or a permitted transferee of an
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. After such issuance of a stock certificate for such Shares, the Optionee shall have all rights as a stockholder including, without limitation, the right to vote any such Shares. No adjustment shall be made for dividends (ordinary or extra-ordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

                      (l)      Modification, Extension and Renewal of
Options.

                               Within the limitations of the Plan, the
Administrator may modify an Option, accelerate the rate at which an Option may be exercised or extend or renew outstanding Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

                      (m)      Other Provisions.

                               The stock option agreements authorized under
the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option or the transfer of Shares of stock following exercise of the Option) as the Administrator shall deem advisable.

              8.      LIMITATION ON ANNUAL AWARDS.

                      The aggregate Fair Market Value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries, shall not exceed $100,000.

              9.      TERM OF PLAN.

                      Options may be granted pursuant to the Plan until the expiration of the Plan on April 26, 1999.

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              10.     RECAPITALIZATIONS.

                      Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

                      Subject to any required action by stockholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets, or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation (each a "Terminating Transaction"), this Plan and each Option shall terminate; provided that in such event (i) each Optionee to whom no Option has been tendered by the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) in accordance with all of the terms of clause (ii) or (iii) immediately below, shall have the right, for a period of at least thirty days, until five days before the effective date of such sale, merger or consolidation, to exercise, in whole or in part, any unexpired Option or Options issued to him or her, without regard to the installment or vesting provisions of any option agreement, or (ii) in its sole and absolute discretion, the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) may, but shall not be so obligated, (I) tender to all Optionees with then outstanding Options under the Plan an option or options to purchase shares of the surviving or acquiring corporation (or of the parent corporation of the surviving or acquiring corporation), which new option or options contain such terms and provisions as shall be required substantially to preserve the rights and benefits of all Options then held by such

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Optionees or, (II) grant the choice to all Optionees with then outstanding
Options of (A) exercising the Options in full as described in clause (i) above or (B) receiving a replacement Option as set forth in clause (ii)(I), or (iii) if the Common Stock is registered under Section 12 of the Exchange Act, with respect to any Option held by a director or officer of the Corporation that was granted within six (6) months prior to the effectiveness of the proposed sale, merger or consolidation (a "Designated Option"), the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) shall tender to such Optionee with respect to the Designated Option a new option or options to purchase shares of the surviving or acquiring corporation (or of the parent corporation of the surviving or acquiring corporation), which new option or options contain such terms or provisions as shall be required substantially to preserve the rights and benefits of such Designated Option, provided that if the surviving or acquiring corporation (or its parent) does not tender options to all non-officer and non-director Optionees in accordance with clause (ii) above, then the option or options exchanged for such Designated Option shall permit the Optionee to exercise such substitute option or options in whole or in part, without regard to any installment or vesting provisions, at any time after the expiration of six months from the original date of grant of the Designated Option. A dissolution or liquidation of the Corporation, other than a dissolution or liquidation immediately following a sale of all or substantially all of the assets of the Corporation, which shall be governed by the immediately preceding sentence, shall cause each Option to terminate. In the event an Optionee exercises any unexpired Option or Options prior to the effectiveness of a sale of all or substantially all of the Corporation's assets or a merger or consolidation of the Corporation with another corporation in accordance with clause (i) of this
Section 10, such exercise of any Option or Options shall be subject to the consummation of such sale, merger or consolidation. If such sale, merger or consolidation is not consummated, any otherwise unexpired Option or Options shall be deemed to have not been exercised, and the Optionee and the Corporation shall take all steps necessary to achieve this effect including, without limitation, the Optionee delivering to the Corporation the stock certificate representing the Shares issued upon the exercise of the Option, endorsed in favor of the Corporation, and the Corporation returning to the Optionee the consideration representing the Purchase Price paid by the Optionee upon the exercise of the Option.

                      Notwithstanding any other provision of the Plan to the contrary and except as otherwise expressly provided in the applicable stock option agreement, the vesting or similar installment provisions relating to the exercisability of any replacement option tendered to an Optionee pursuant to or as a result of, or relating to, a Terminating Transaction under clauses (ii) or
(iii) of the preceding paragraph shall be accelerated and the Optionee shall have the right, for a period of at least thirty days, to exercise such option in the event the Optionee's employment or services should subsequently terminate within two years following the effectiveness of the Terminating Transaction in respect of which such replacement options were granted, unless such employment or services are terminated by the Corporation for Cause or by the Optionee voluntarily without Good Reason, or such employment or services are terminated due to the death or Disability of the Optionee. Notwithstanding the foregoing, no Incentive Stock Option shall become exercisable pursuant to the foregoing without the Optionee's consent, if the result would be to cause such option not to be treated as an Incentive Stock Option.

                      To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

                      Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision of consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

                      The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

              11.     SECURITIES LAW REQUIREMENTS.

                      (a)      Legality of Issuance.

                               No Shares shall be issued upon the exercise
of any Option unless and until the Corporation has determined that:

                           (i) it and the Optionee have taken all actions
required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

                          (ii) any applicable listing requirement of
any stock exchange on which the Common Stock is listed has been satisfied; and

                         (iii) any other applicable provision of state or
Federal law has been satisfied.

                      (b) Restrictions on Transfer; Representations of Optionee; Legends.

                               Regardless of whether the offering and sale
of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend (or similar legend in the discretion of the Administrator) and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

                      "THE SECURITIES REPRESENTED BY
                      THIS CERTIFICATE HAVE NOT BEEN
                      REGISTERED UNDER THE SECURITIES
                      ACT OF 1933. THESE SECURITIES
                      HAVE BEEN ACQUIRED FOR
                      INVESTMENT AND NOT WITH A VIEW
                      TO DISTRIBUTION AND MAY NOT BE
                      OFFERED FOR SALE, SOLD, PLEDGED
                      OR OTHERWISE TRANSFERRED IN THE
                      ABSENCE OF AN EFFECTIVE
                      REGISTRATION STATEMENT FOR SUCH
                      SECURITIES UNDER THE SECURITIES
                      ACT OF 1933 OR AN OPINION OF
                      COUNSEL REASONABLY SATISFACTORY
                      IN FORM AND CONTENT TO THE
                      ISSUER THAT SUCH REGISTRATION IS
                      NOT REQUIRED UNDER SUCH ACT."

                               Any determination by the Corporation and its
counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

                      (c)      Registration or Qualification of Securities.

                               The Corporation may, but shall not be
obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

                      (d)      Exchange of Certificates.

                               If, in the opinion of the Corporation and its
counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

              12.     AMENDMENT OF THE PLAN.

                      The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

                      (a) Materially increase the benefits accruing to Participants under the Plan;

                      (b) Increase the number of Shares which may be issued under the Plan;

                      (c) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options;

                      (d) Upon the registration of the Common Stock under Section 12 of the Exchange Act, modify the Plan such that it fails to meet the requirements of Rule 16b-3 of the Securities and Exchange Commission for the exemption of the acquisition, cancellation, expiration or surrender of Options from the operation of Section 16(b) of the Exchange Act; or

                      (e)      Amend this Section 12 to defeat its purpose.

              13.     APPLICATION OF FUNDS.

                      The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

              14.     APPROVAL OF STOCKHOLDERS.

                      The original adoption of the Plan was subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of stockholders of the Corporation following the adoption of the Plan, and in no event later than April 26, 1990, which approval was obtained. The amendments to the Plan adopted by the Board on January 28, 1992, April 19, 1994 and April 30, 1996, were subject to approval by the affirmative vote of such a majority, which approvals were obtained. The effectiveness of the amendments to Section 6 and
Section 10 of the Plan adopted by the Board on April 22, 1997 are also subject to approval by the stockholders of the Corporation at a meeting to be held on July 22, 1997, and none of such amendments to the Plan shall be effective until so approved. Any additional amendment described in Section 12 shall also be subject to approval by the Corporation's stockholders.

              15.     EXECUTION.

                      To record the adoption of the Plan by the Board on April 26, 1989, and the amendments described on the first page hereof, the Corporation has caused its authorized officers to affix the corporate name and seal hereto.

                                        CATALINA MARKETING CORPORATION

                                        By  /s/ Tommy D. Greer
                                          --------------------
                                          Tommy D. Greer, Chairman


                                        By  /s/ Barry A. Brooks
                                          --------------------
                                          Barry A. Brooks, Secretary

[Seal]